                       Securities and Exchange Commission
                              Washington, DC 20549
                                    Form 8-K
                                 Current Report
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
                            Date of report: 18-Mar-04

                        CIT Equipment Collateral 2003-VT1

   A Delaware                 Commission File           I.R.S. Employer
   Corporation                No. 0001240986            No. 75-6688971

                           c/o CIT Financial USA, Inc.
                    1 CIT Drive, Livingston, New Jersey 07039
                         Telephone number: (973)740-5000

      Item 5. Other


                        CIT Equipment Collateral 2003-VT1
                            Monthly Servicing Report

                                                    Determination Date: 03/18/04
                                                    Collection Period:  02/29/04
                                                    Payment Date:       03/22/04

1. AVAILABLE FUNDS

   A.  Available Pledged Revenues

       a.  Scheduled Payments Received                                                      $22,971,630.24
       b.  Liquidation Proceeds Allocated to Owner Trust                                        641,036.24
       c.  Required Payoff Amounts of Prepaid Contracts                                         838,576.45
       d.  Required Payoff Amounts of Purchased Contracts                                             0.00
       e.  Proceeds of Clean-up Call                                                                  0.00
       f.  Investment Earnings on Collection Account and Note Distribution Account                    0.00
                                                                                            --------------

                                               Total Available Pledged Revenues =           $24,451,242.93

   B.  Determination of Available Funds

       a.  Total Available Pledged Revenues                                                 $24,451,242.93
       b.  Receipt from Class A-3 Swap Counterparty                                                   0.00
       c.  Servicer Advances                                                                  3,302,821.74
       d.  Recoveries of  prior Servicer Advances                                            (2,420,967.52)
       e.  Withdrawal from Cash Collateral Account                                              259,257.70
                                                                                            --------------

                                               Total Available Funds =                      $25,592,354.85
                                                                                            ==============

II. DISTRIBUTION AMOUNTS

    A. COLLECTION ACCOUNT DISTRIBUTIONS

          1.  Servicing Fee                                                                                 393,614.60

          2.  Class A-1 Note Interest Distribution                                 22,828.48
              Class A-1 Note Principal Distribution                            21,932,156.43
                                      Aggregate Class A-1 distribution                                   21,954,984.91

          3.  Class A-2 Note Interest Distribution                                169,333.33
              Class A-2 Note Principal Distribution                               517,734.81
                                      Aggregate Class A-2 distribution                                      687,068.14

          4.  Class A-3a Note Interest Distribution                               229,255.76
              Class A-3a Note Principal Distribution                                    0.00

              Class A-3b Note Interest Distribution                               154,850.00
              Class A-3b Note Principal Distribution                                    0.00
                                      Aggregate Class A-3 distribution                                      384,105.76

          5.  Class A-4 Note Interest Distribution                                117,325.25
              Class A-4 Note Principal Distribution                                     0.00
                                      Aggregate Class A-4 distribution                                      117,325.25

          6.  Class B Note Interest Distribution                                   30,452.65
              Class B Note Principal Distribution                                 669,237.95
                                      Aggregate Class B distribution                                        699,690.60

          7.  Class C Note Interest Distribution                                   20,940.30
              Class C Note Principal Distribution                                 365,038.88
                                      Aggregate Class C distribution                                        385,979.18

          8.  Class D Note Interest Distribution                                   58,779.78
              Class D Note Principal Distribution                                 851,757.39
                                      Aggregate Class D distribution                                        910,537.17

          9.  Payment due to the Class A-3a Swap Counterparty                                                59,049.24

          10. Deposit to the Cash Collateral Account                                                              0.00

          11. Amounts in accordance with the CCA Loan Agreement                                                   0.00

          12. Remainder to the holder of the equity certificate                                                   0.00
                                                                                                         -------------

                                                  Collection Account Distributions =                     25,592,354.85
                                                                                                         =============

    B. CASH COLLATERAL ACCOUNT DISTRIBUTIONS

          1.  Payment due on the Senior Loan                                                              1,782,001.09

          2.  Payment due on the Holdback                                                                         0.00

          3.  Payment to the Depositor                                                                            0.00
                                                                                                         -------------

                                                  Cash Collateral Account Distributions =                 1,782,001.09
                                                                                                         =============


    C. INCORRECT DEPOSITS TO BE RETURNED TO CIT   Collection Account Distributions =                              0.00
                                                                                                         =============

III. INFORMATION REGARDING DISTRIBUTIONS ON THE SECURITIES

               ------------------------------------------------------------------------------
                       Distribution           Class A-1    Class A-2   Class A-3   Class A-4
                         Amounts                Notes        Notes       Notes       Notes
               ------------------------------------------------------------------------------
          1.          Interest Due              22,828.48  169,333.33  384,105.76  117,325.25
          2.          Interest Paid             22,828.48  169,333.33  384,105.76  117,325.25
          3.        Interest Shortfal                0.00        0.00        0.00        0.00
                     ((1) minus (2))
          4.          Principal Paid        21,932,156.43  517,734.81        0.00        0.00

          5.    Total Distribution Amount   21,954,984.91  687,068.14  384,105.76  117,325.25
                     ((2) plus (4))


               ---------------------------------------------------------------------------------
                       Distribution            Class B      Class C     Class D    Total Offered
                         Amounts                Notes        Notes       Notes         Notes
               ---------------------------------------------------------------------------------
          1.          Interest Due              30,452.65   20,940.30   58,779.78     803,765.55
          2.          Interest Paid             30,452.65   20,940.30   58,779.78     803,765.55
          3.       Interest Shortfall                0.00        0.00        0.00           0.00
                    ((1) minus (2))
          4.         Principal Paid            669,237.95  365,038.88  851,757.39  24,335,925.46

          5.    Total Distribution Amount      699,690.60  385,979.18  910,537.17  25,139,691.01
                     ((2) plus (4))


 IV. Information Regarding the Securities

     A  Summary of Balance Information

               -------------------------------------------------------------------------------------------------------
                                       Applicable   Principal Balance  Class Factor  Principal Balance   Class Factor
                       Class             Coupon          Mar-04           Mar-04          Feb-04            Feb-04
                                          Rate        Payment Date     Payment Date     Payment Date     Payment Date
               -------------------------------------------------------------------------------------------------------
          a.      Class A-1 Notes       1.2088%                  0.00       0.00000      21,932,156.43     0.08952
          b.      Class A-2 Notes       1.2700%        159,482,265.19       0.99676     160,000,000.00     1.00000
          c.      Class A-3a Notes      1.2213%        218,000,000.00       1.00000     218,000,000.00     1.00000
          d.      Class A-3b Notes      1.6300%        114,000,000.00       1.00000     114,000,000.00     1.00000
          e.      Class A-4 Notes       2.1000%         67,043,000.00       1.00000      67,043,000.00     1.00000
          f.       Class B Notes        2.1100%         16,649,804.65       0.69464      17,319,042.60     0.72256
          g.       Class C Notes        2.6600%          9,081,711.63       0.69464       9,446,750.51     0.72256
          h.       Class D Notes        3.2000%         21,190,660.48       0.69461      22,042,417.87     0.72253

          i.              Total Offered Notes          605,447,441.95                   629,783,367.41

          j.           One - Month Libor Rate                 1.09125%


     B  Other Information

               -----------------------------------------------------------
                                         Scheduled           Scheduled
                                      Principal Balance  Principal Balance
                       Class               Mar-04             Feb-04
                                        Payment Date       Payment Date
               -----------------------------------------------------------
                  Class A-1 Notes                  0.00      23,935,689.00

               ----------------------------------------------------------------------------------------------
                                                   Target           Class          Target           Class
                                     Class    Principal Balance     Floor      Principal Amount     Floor
                     Class        Percentage       Mar-04           Mar-04         Feb-04           Feb-04
                                                 Payment Date    Payment Date    Payment Date    Payment Date
               ----------------------------------------------------------------------------------------------
                    Class A         92.25%       558,525,265.20                  580,975,156.44
                    Class B          2.75%        16,649,804.65          0.00     17,319,042.60          0.00
                    Class C          1.50%         9,081,711.63          0.00      9,446,750.51          0.00
                    Class D          3.50%        21,190,660.47          0.00     22,042,417.86          0.00

V.  PRINCIPAL

    A. MONTHLY PRINCIPAL AMOUNT

         1.  Principal Balance of Notes and Equity Certificates                629,783,367.41
             (End of Prior Collection Period)
         2.  Contract Pool Principal Balance (End of Collection Period)         605,447,441.95
                                                                               ---------------

                           Total monthly principal amount                        24,335,925.46


    B. PRINCIPAL BREAKDOWN                                    No. of Accounts
                                                              ---------------
         1.  Scheduled Principal                                  59,595          22,550,350.13
         2.  Prepaid Contracts                                     106               838,576.46
         3.  Defaulted Contracts                                   176               946,998.87
         4.  Contracts purchased by CIT Financial USA, Inc.         0                      0.00
                                                              ---------------------------------

             Total Principal Breakdown                            59,877          24,335,925.46



VI. CONTRACT POOL DATA

    A. CONTRACT POOL CHARACTERISTICS

                                                              ------------------------------------------------
                                                                 Original         Mar-04            Feb-04
                                                                   Pool         Payment Date     Payment Date
                                                              ------------------------------------------------
         1.  a.  Contract Pool Balance                        871,593,322.00    605,447,441.95  629,783,367.41
             b.  No of Contracts                                      62,416            59,877          60,159
             c.  Pool Factor

         2.  Weighted Average Remaining Term                           39.20             31.15           31.93

         3.  Weighted Average Original Term                            44.80


    B. DELINQUENCY INFORMATION

                                                ------------------------------------------------------------------
                                                   % of      % of Aggregate
                                                             Required Payoff       No. Of       Aggregate Required
                                                 Contracts       Amount           Accounts        Payoff Amounts
                                                ------------------------------------------------------------------
         1.  Current                                  96.09%           97.11%           57,533      593,491,206.91
             31-60 days                                2.14%            2.01%            1,280       12,291,042.88
             61-90 days                                0.79%            0.41%              474        2,484,672.65
             91-120 days                               0.47%            0.23%              279        1,427,971.74
             120+ days                                 0.52%            0.24%              311        1,439,585.50

                           Total Delinquency         100.00%          100.00%           59,877      611,134,479.68

         2.  Delinquent Scheduled Payments:

             Beginning of Collection Period                                       4,805,183.51
             End of Collection Period                                             5,687,037.73
                                                                                  ------------

                               Change in Delinquent Scheduled Payments              881,854.22


    C. DEFAULTED CONTRACT INFORMATION

         1.  Required Payoff Amount on Defaulted Contracts                          946,998.87
         2.  Liquidation Proceeds received                                          641,036.24
                                                                                  ------------
         3.  Current Liquidation Loss Amount                                        305,962.63

         4.  Cumulative Liquidation Losses to date                                2,898,418.75

                                    % of Initial Contracts                               2.333%
                        % of Initial Contract Pool Balance                               0.333%

VII.  MISCELLANEOUS INFORMATION

      A. SERVICER ADVANCE BALANCE

          1.  Opening Servicer Advance Balance                              4,805,183.51
          2.  Current Period Servicer Advance                               3,302,821.74
          3.  Recoveries of prior Servicer Advances                        (2,420,967.52)
                                                                           -------------
          4.  Ending Servicer Advance Balance                               5,687,037.73


      B.  CASH COLLATERAL ACCOUNT

          1.  Applicable Rates for the Interest Period:
              a. Libor Rate for the Interest Period                               1.0913%
              b. Senior Loan Interest Rate                                        4.5913%
              c. Holdback Amount Interest Rate                                    7.0913%

          2.  Opening Cash Collateral Account                                                 51,957,127.81

          3.  Deposit from the Collection Account                                                      0.00

          4.  Withdrawals from the Cash Collateral Account                                      (259,257.70)

          5.  Investment Earnings                                                                 33,544.94

          6.  Investment Earnings Distributions:
              a. Senior Loan Interest                                                            (33,544.94)
              b. Senior Loan Principal                                                                 0.00
              c. Holdback Amount Interest                                                              0.00
              d. Holdback Amount Principal                                                             0.00
                                                                                              -------------
                          Total Investment Earnings distributions                                (33,544.94)

          7.  Remaining available amount                                                      51,697,870.11

          8.  Required Cash Collateral Account Amount                                         49,949,413.96

          9.  Cash Collateral Account Surplus/ (Shortfall)                                     1,748,456.15

          10. Distribution of CCA Surplus:
              a. Senior Loan Principal                                                        (1,748,456.15)
              b. Holdback Amount Principal                                                             0.00
                                                                                              -------------
                                Total Distribution of Surplus                                 (1,748,456.15)

          11. Ending Cash Collateral Account                                                  49,949,413.96

          12. Cash Collateral Account deficiency                                                       0.00


      C. OTHER RELATED INFORMATION

          1.  Assumed Fixed Swap rate for Class A-3a                              1.5870%

          2.  Discount Rate                                                       2.4530%

          3.  Life to Date Prepayment (CPR)                                       3.8132%

          4.  Life to Date Substitutions:

              a. Prepayments                                         0.00

              b. Defaults                                            0.00



              ------------------------------------------------------------
                                               Mar-04          Feb-04
                        Item                Payment Date    Payment Date
              ------------------------------------------------------------
          5.  a. Senior Loan                 8,429,344.09   10,177,800.24
              b. Holdback Amount            42,271,204.00   42,271,204.00

          NCT Funding Company LLC, JPMorgan Chase, as trustee under the Indenture, and CIT Financial USA, Inc., in its individual capacity and as
   Servicer, DO HEREBY CERTIFY that I am a Responsible Officer of the Servicer and, pursuant to Section 9.02 of the Pooling and Servicing Agreement, I DO HEREBY FURTHER CERTIFY the following report with respect to the Payment
                                Date occurring on
                                    03/22/04


   This Certificate shall constitute the Servicer's Certificate as required by
  Section 9.02 of the Pooling and Servicing Agreement with respect to the above Payment Date. Any term capitalized but not defined herein shall have the meaning ascribed thereto in the Pooling and Servicing Agreement.


                            CIT Financial USA, Inc.


                                   Glenn Votek
                                   -----------
                                   Glenn Votek
                     Executive Vice President, and Treasurer